UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2012

Claire’s Stores, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-148108	59-0940416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 West Central Road, Hoffman Estates, Illinois	60192
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 765-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 12, 2012, Claire’s Stores, Inc. (the “Company”) completed an offering of $100 million aggregate principal amount of 9.00% Senior Secured First Lien Notes due 2019 (the “Additional Notes”). The Additional Notes were issued at 101.50% of the aggregate principal amount thereof, plus accrued interest from February 28, 2012. The Additional Notes are of the same series as the $400 million aggregate principal amount of 9.00% Senior Secured First Lien Notes due 2019 issued on February 28, 2012 (the “Original Notes” and, together with the “Additional Notes,” the “Notes”). The Notes were issued by the Company pursuant to that certain Indenture, dated as of February 28, 2012 (the “Indenture”), by and between the Company, as successor by merger to Claire’s Escrow II Corporation (the “Escrow Issuer”), the Guarantors named therein and the The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (the “Trustee”), as supplemented by the Supplemental Indenture, dated as of March 2, 2012, pursuant to which the Company assumed the obligations of the Escrow Issuer under the Indenture and the Guarantors guaranteed the Notes and the Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of March 12, 2012, which provided for the issuance of the Additional Notes.

The foregoing description of the Second Supplemental Indenture is qualified in its entirety by reference to the complete copy of such agreement that is filed as Exhibit 4.1 to this Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 12, 2012, the Company issued $100 million aggregate principal amount of the Additional Notes. The proceeds were used principally to reduce the Company’s indebtedness under its senior secured credit facility. The description of the offering, the Second Supplemental Indenture and the Additional Notes set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On March 12, 2012, the Company issued a press release announcing the issuance of the Additional Notes. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Second Supplemental Indenture, dated as of March 12, 2012, by and between Claire’s Stores, Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 99.1	Press Release dated March 12, 2012, announcing the issuance of the Additional Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.

Date: March 14, 2012	By:	/s/ J. Per Brodin
J. Per Brodin

Chief Financial Officer

Exhibit List

Exhibit 4.1	Second Supplemental Indenture, dated as of March 12, 2012, by and between Claire’s Stores, Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 99.1	Press Release dated March 12, 2012, announcing the issuance of the Additional Notes